Exhibit 99.2

                                AMENDMENT TO
                            SNAP-ON INCORPORATED
                          BENEFIT TRUST AGREEMENT


            AMENDMENT, dated as of March 17, 2000, by and between Snap- on Incorporated, a Delaware corporation (the "Company"), and The Northern Trust Company (the "Trustee"), as trustee of the trust created by the Benefit Trust Agreement dated July 2, 1998, between the Company and the Trustee, as amended to date (the "Trust Agreement").

            WHEREAS, the Company and the Trustee are parties to the Trust Agreement, under which a trust has been created for the purpose of providing a source for the satisfaction, in whole or in part, of the contractual obligations of the Company under the Plans (as defined in the Trust Agreement);

            WHEREAS, the Company desires to amend the Trust Agreement in certain respects; and

            WHEREAS, pursuant to Section 6.2(b)(4) of the Trust Agreement, the amendments set forth in paragraphs 1 and 2 below (collectively, the "Amendments") shall be subject to the approval (the "Participant Approval") of Eligible Participants (as defined in the Trust Agreement) who, as of February 17, 2000, have the right to direct the Trustee with respect to more than fifty percent (50%) of the aggregate number of Directed Shares (as currently defined in the Trust Agreement).

            NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable considerations, the parties hereby agree as follows:

            1. Section 4.4(a) of the Trust Agreement is hereby restated in its entirety, to read as follows:

            "(a) Voting of Common Stock.. The Trustee shall vote (or act by written consent with respect to) the shares of Common Stock held by the Trust in accordance with the provisions of this
            Section 4.4(a). As soon as practicable following the record date in question, the Company shall deliver to the Trustee a schedule (the "Eligible Participant Schedule") listing (1) all persons other than members of the Board of Directors (collectively, "Eligible Participants") with respect to whom shares of Common Stock are deliverable as of such record date as a result of (x) purchases by such Eligible
            Participants pursuant to the Company's Employee Stock
            Ownership Plan or Franchised Dealer Stock Ownership Plan, including any successor or substitute stock purchase plans as may be listed on Exhibit A from time to time
            (collectively, the "Stock Purchase Plans"), or (y) the exercise of stock options granted to such Eligible
            Participants pursuant to the Company's Amended and Restated Snap-on Incorporated 1986 Incentive Stock Program, as amended from time to time, including any successor or substitute stock incentive or option plans as may be listed on Exhibit A from time to time (such plans, the "Stock
            Option Plan") and (2) the number of Directed Shares (as hereinafter defined) with respect to which each Eligible Participant is entitled to direct the voting. Each Eligible Participant listed on such Eligible Participant Schedule shall have the right to direct the vote (or written consent) with respect to that number of shares of Common Stock held by the Trust as of such record date (such number being hereinafter referred to as the "Directed Shares") which is equal to the number of shares then deliverable to such Eligible Participant as a result of purchases by such Eligible Participant under the Stock Purchase Plans or the exercise by such Eligible Participant of stock options granted under the Stock Option Plan and shall also furnish to the Trustee such further information as the Trustee determines is necessary for it to perform its responsibilities under this Section 4.4(a). If an Eligible Participant provides directions to the Trustee with respect to the voting of (or action by written consent with respect to) his or her Directed Shares, the Trustee shall vote (or act by written consent with respect to), or abstain or withhold authority with respect to, as applicable, shares of Common Stock held by the Trust as of such record date which are equal in number to such Directed Shares in accordance with the directions of such Eligible Participant. With respect to (1) shares of Common Stock held by the Trust as of such record date which are equal to the aggregate number of Directed Shares with respect to which the Trustee has not received directions from Eligible Participants and (2) shares of Common Stock held in the Trust as of such record date which are in excess of the aggregate number of Directed Shares (the shares referred to in (1) and (2) being collectively referred to as the "Mirrored Shares"), the number of Mirrored Shares to be voted in a particular manner (or acted upon by written consent) or abstaining or withholding authority, as the case may be, with respect to a particular matter shall equal to product of (x) the total number of Mirrored Shares held by the Trust as of such record date and (y) a fraction the numerator of which is the aggregate number of shares of Common Stock voted in such manner (or acted upon by written consent) or abstaining or withholding authority, as the case may be, with respect to such matter by all stockholders of the Company (other than the Trust) and the denominator of which is the aggregate number of outstanding shares of Common Stock held by all stockholders of the Company (other than the Trust). The
            Trustee shall devise and implement a procedure to assure confidentiality of any directions given by Eligible Participants in respect of votes. All actions taken by Eligible Participants pursuant to this Section 4.4(a) shall be held confidential by the Trustee and shall not be divulged or released to any person, other than (i) agents of the Trustee who are not affiliated with the Company or its affiliates, (ii) by virtue of the execution by the Trustee of any proxy, consent or letter of transmittal for the shares of Common Stock held in the Trust, (iii) as may be required by court order or (iv) as otherwise necessary for the Trustee to carry out its responsibilities under this Agreement."

            2. The second sentence of Section 4.4(b) of the Trust Agreement is hereby deleted and replaced with the following:

            "As soon as practicable following the commencement of such tender or exchange offer, the Company shall deliver to the Trustee an Eligible Participant Schedule listing the Eligible Participants as of the Commencement of such tender or exchange offer and the number of Directed Shares with respect to which each Eligible Participant is entitled to direct the tender or exchange and shall also furnish to the Trustee such further information as the Trustee determines is necessary for it to perform its responsibilities under this Section 4.4(b)."

            3. The fourth sentence of Section 4.4(b) of the Trust Agreement is hereby deleted and replaced with the following:

            "The number of Mirrored Shares (as defined in Section 4.4(a) above) to be tendered or exchanged shall equal the product of
            (1) the total number of Mirrored Shares held by the Trust as of the expiration date of such tender or exchange offer and (2) a fraction the numerator of which is the aggregate number of shares of Common Stock tendered or exchanged by all stockholders of the Company (other than the Trust) and the denominator of which is the aggregate number of outstanding shares of Common Stock held by all stockholders of the Company (other than the Trust)."

            4. Subject to Participant Approval of the Amendments, clause
(4) of Section 6.2(b) of the Trust Agreement is hereby deleted and replaced with the following:

            "(4) this Trust Agreement may be amended in any respect (other than to permit the Company to receive any distribution of the Trust Corpus except in repayment of unpaid principal and interest due under the Note or any subsequent indebtedness incurred by the Trustee), so long as such amendment has been approved by the affirmative vote of Eligible Participants (as defined in this Trust Agreement as in effect prior to March 17,
            2000) who, as of a date not earlier than thirty (30) days prior to the date of such amendment, have the right to direct the Trustee with respect to more than fifty percent (50%) of the aggregate number of Directed Shares (as defined in this Trust Agreement as in effect prior to March 17, 2000)."

            5. The Amendments shall be effective as of March 17, 2000, but only if the Participant Approval shall have been obtained prior to such date. In the absence of such Participant Approval, the Amendments shall be null and void.

            6. Except as amended hereby, the Trust Agreement shall remain in full force and effect.



            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed in their respective names by their duly authorized officers as of the day and year first above written.

                            SNAP-ON INCORPORATED



                            By: /s/ Susan F. Marrinan
                                ----------------------------------------
                                Name:  Susan F. Marrinan
                                Title: Vice President, Secretary
                                         and General Counsel


                            Consent:

                            THE NORTHERN TRUST COMPANY
                              solely in its capacity as trustee under this Trust Agreement



                            By: /s/ M. Curtis Pence
                                ------------------------------------
                                Name:  M. Curtis Pence
                                Title: Vice President